Near Term Tax-Free Fund


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Earn Higher Income

While Preserving Your

Capital with the

United Services Near Term

Tax-Free Fund
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Surprised

SURPRISED BY HOW MUCH OF YOUR INCOME GOES TO THE FEDERAL  GOVERNMENT EVERY YEAR?

Four star rating from Morningstar.  ****

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If you are nearing  retirement,  are in a high tax bracket,  or have just ridden the longest upward surge in stock market history and want to safeguard your gains while ensuring future tax-free income, now is a good time to transfer a portion of your returns from the stock market into tax-free bonds. The higher your marginal tax bracket, the more you benefit from tax-free municipal bonds.

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                                            You    would     need    an
          To match a tax-free  yield of     equivalent   taxable  yield of:
          -----------------------------     ------------------------------------
                                                         Tax Bracket
                                             15%     28%    31%     36%   39.6%
                                            ....................................
                           3%               3.52%   4.17%  4.34%  4.69%   4.97%

                           4%               4.71%   5.56%  5.80%  6.25%   6.62%

                           5%               5.88%   6.94%  7.25%  7.81%   8.28%

                           6%               7.06%   8.33%  8.70%  9.38%   9.93%

                           7%               8.24%   9.72% 10.14% 10.94%  11.59%

The tax-free yields shown are hypothetical and do not assure performance.
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Four star rating from Morningstar. 5-year as of 9/30/97.

NOW IS A GREAT TIME TO EARN TAX-FREE INCOME WHILE PRESERVING CAPITAL:

                         call U.S. Global Investors at

                         1-800-557-2297, ext. 227

*For more  complete  information  about US Global  Investors'  funds,  including charges and expenses, call 1-800-US-FUNDS or visit our Web site at www.us-global.com for a free prospectus. Read it carefully before you invest or send money. Past performance is no guarantee of future results. Investment returns and principle will fluctuate so that you may have a gain or loss when you sell shares.

Morningstar uses a proprietary rating system to show historical, risk-adjusted performance. These ratings may change monthly and are calculated from the funds' one-, three-, five-, and ten-year (when available) average annual returns in excess of 90-day Treasury bill returns, with an appropriate adjustment for fees and expenses and with a risk factor reflecting the funds' performance below 90-day T-bill returns. The one-year ranking is calculated using the same methodology but is not a component of the overall ranking. Morningstar awards five stars to funds in the top 10% of their category, four stars to the next 22.5%, three stars to the next 35%, two stars to the next 22.5% and one star in the bottom 10%. Morningstar awarded the fund four stars out of 1374, 1374 and 668 near term tax-free funds for the 1, 3 and 5 year periods ended 9/30/97.